Exhibit 99.1

Harvard Bioscience Announces CFO Transition

HOLLISTON, Mass., April 10, 2025 (GLOBE NEWSWIRE) -- Harvard Bioscience, Inc. (Nasdaq: HBIO) (the “Company”) today announced the resignation of Jennifer Cote, the Company’s Chief Financial Officer and Treasurer. Ms. Cote’s resignation will be effective upon the filing of the Company’s Quarterly Report on Form 10-Q, which is expected to be filed on or before May 12, 2025. The Company has appointed Mark Frost as its Interim Chief Financial Officer and Treasurer effective upon Ms. Cote’s resignation.

Mr. Frost brings over 30 years of financial and executive-level management experience from both private and public companies. He has served as a consultant to the Company since January 2025. Mr. Frost previously served as the Chief Financial Officer of Fathom, a digital manufacturing company providing prototype and bridge production capability to accelerate new product development for Fortune 500 companies. Prior to joining Fathom, Mr. Frost was Chief Financial Officer for Argon Medical Devices, a medical devices company planning to go public in Hong Kong. Prior to Argon, Mr. Frost also served as the Chief Financial Officer for three public Healthcare companies including Analogic, AngioDynamics and AMRI. Mr. Frost began his career with General Electric, where he held a variety of finance roles over the course of fourteen years. Mr. Frost holds a BA in International Relations and Economics from Colgate University. He is also a graduate of the INSEAD Global Executive Program and GE Financial Management Program.

Jim Green, Chairman and CEO said, “Mark is a proven financial executive with extensive experience in corporate finance and as a public company CFO. I am confident in Mark’s financial and business acumen as well as his ability to lead our finance team in a challenging market environment.”

Green continued, “Jen has been a trusted and valuable partner to our senior leadership team. She has also been instrumental in leading our finance team and in driving numerous initiatives, such as sponsoring our recent ERP system consolidation project to drive operational efficiency. I would like to wish Jen the best of luck in the next phase of her career.”

About Harvard Bioscience

Harvard Bioscience, Inc. is a leading developer, manufacturer and seller of technologies, products and services that enable fundamental advances in life science applications, including research, drug and therapy discovery, bio-production and preclinical testing for pharmaceutical and therapy development. Our customers range from renowned academic institutions and government laboratories to the world’s leading pharmaceutical, biotechnology and contract research organizations. With operations in the United States, Europe, and China, we sell through a combination of direct and distribution channels to customers around the world.

For more information, please visit our website at www.harvardbioscience.com.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” “believe” and similar expressions or statements that do not relate to historical matters. Forward-looking statements include, but are not limited to, information concerning expected future financial and operational performance, growth and the introduction of new products, the strength of the Company’s market position, business model and anticipated macroeconomic conditions, and matters relating to our ability to continue as a going concern, fund our operations, or refinance our outstanding indebtedness. Forward-looking statements are not guarantees of future performance and involve known and unknown uncertainties, risks, assumptions, and contingencies, many of which are outside the Company’s control. Risks and other factors that could cause the Company’s actual results to differ materially from those described in its forward-looking statements include those described in the “Risk Factors” section of the Company’s most recently filed Annual Report on Form 10-K as well as in the Company’s other filings with the Securities and Exchange Commission. Forward-looking statements are based on the Company’s expectations and assumptions as of the date of this document. Except as required by law, the Company assumes no obligation to update forward-looking statements to reflect any change in expectations, even as new information becomes available.

Investor Inquiries:

Jim Green

President and CEO

(508) 893-3120

investors@harvardbioscience.com